UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  August 16, 2016
Earliest Event Date requiring this Report:  August 2, 2016
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or Identification No.)	(Commission File Number)	(I.R.S. Employer Organization)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889, Est. 313
(Registrant's telephone number, including area code)

Item 2.02.    Results of Operations and Financial Condition.

On August 2, 2016, Capstone Companies, Inc., a Florida corporation, (the "Company"), issued a press release announcing an upcoming webcast and conference call to discuss the operating and financial results for the fiscal quarter for the three months ended June 30, 2016.  The webcast and conference call will be held on Tuesday, August 16, 2016 at 10:30 a.m., Eastern Standard Time. A copy of the August 2, 2016, press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. A transcript of the August 16, 2016 webcast and conference call together with any such materials referenced during the webcast and conference call shall be filed as Exhibit 99.2 to Amendment Number One to this Current Report on Form 8-K, which amendment will be filed with the Commission as soon as practicable.

Item 7.01.    Regulation FD Disclosure

As disclosed above, the Company will hold a webcast and conference call at 10:30 a.m., Eastern Standard Time, on Tuesday, August 2, 2016, to discuss operating and financial results for the three months ended June 30, 2016. The Form 10-Q Report for the fiscal quarter ended June 30, 2016 was filed with the Commission on Monday, August 15, 2016.

The information discussed under Item 2.02 above and this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	August 2, 2016 Press Release by Capstone Companies, Inc. regarding webcast and conference call to discuss fiscal quarter results for the three months ended June 30, 2016. *

*Filed Herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   August 16, 2016

By: /s/ James McClinton
Chief Financial Officer